UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 12, 2013

ACQUIRED SALES CORP.
(Exact name of registrant as specified in its charter)

Nevada	87-0479286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

31 N. Suffolk Lane, Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

847-915-2446
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, any factual matters, claims or counterclaims related to any litigation, economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future, competition within our chosen industries, the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations.

Item 1.01 Entry into a Material Definitive Agreement.

Acquired Sales Corp., a Nevada corporation (sometimes “we”, “us” or the “Company”) and privately held and unrelated limited liability company Drumright Group, LLC (“Drumright”), executed and delivered a Stock Purchase Agreement on January 12, 2013 (the “SPA”).  The principal terms of the SPA were as follows: (i) the Company would sell its subsidiary Cogility Software Corporation (“Cogility”) to Drumright; (ii) the Company would receive three cash payments: an amount equal to $4,000,000 less the aggregate liabilities of Cogility on the closing date; $1,500,000 on the six month anniversary of the closing date subject to a possible delay as set forth in the Agreement; and $1,500,000 on the one year anniversary of the closing date; (iii) the Company would be responsible for all expenses of Cogility and the Company would collect all accounts receivable in regard to work completed by Cogility, through January 31, 2013, with expenses and revenue transitioning to Drumright thereafter; (iv) prior to the closing of the SPA, Cogility would assign to the Company’s subsidiary Defense & Security Technology Group, Inc. ("DSTG"), a contract to create so-called "legal analytics" software and, as a result, the "legal analytics" software contract would remain an asset of the Company (through its wholly owned subsidiary DSTG) and a part of the Company’s continued business operations.

The SPA contained customary and usual representations and warranties of the parties, along with various covenants to be observed and conditions to the obligations of each to close the SPA. A copy of the SPA was attached to the our Current Report on Form 8-K dated January 16, 2013, and filed with the SEC on January 16, 2013, and which is incorporated herein by reference.

The SPA does not require and is not expected to result in any change of the Company’s board of directors or officers. The SPA does not require the issuance of any of the Company’s securities. The SPA does not require and is not expected to result in any change of control of the Company.  Pursuant to Nevada law, as interpreted by the Company, the sale of Cogility does not require the vote or approval of the Company’s stockholders because it does not constitute the sale of all of the Company’s assets. We expect to use the cash infusion from the SPA and the remaining DSTG contracts to continue operations and business expansions and acquisitions for the foreseeable future.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 11, 2013, we completed the disposition of assets as further described in Item 1.01. The sale of all of the capital stock of our subsidiary, Cogility, to Drumright was in exchange for $3,675,000 in cash, $300,000 in cash that was placed in a trust account for settlement of any potential claims, a $2,700,000 receivable and a $300,000 contingent receivable. The $2,700,000 is receivable as follows: $1,200,000 on August 11, 2013 and $1,500,000 on February 11, 2014. As part of the SPA, as amended, we were required to use the $3,675,000 down payment, to the extent necessary, to pay all of Cogility’s liabilities, including liabilities that were secured by Cogility’s assets or capital stock. Cogility is in the process of signing a material contract with a contractor to the U.S. Government. The $300,000 contingent receivable is due on August 11, 2013; however, to the extent that funding of the material contract is delayed beyond March 1, 2013, the contingent receivable will be reduced by $100,000 per month of delay up to a maximum reduction of $300,000.

Accounting Treatment of the SPA

In the pro forma financial statements filed herewith, the historical results of Cogility’s operations have been reclassified to discontinued operations. Interest expense and loss on extinguishment of debt are a consolidated cost of financing and have not been reclassified to discontinued operations. Under the terms of the SPA, we were required to transfer Cogility to Drumright without any liabilities, except certain liabilities associated with ongoing-business operations. To accomplish this requirement, the $3,675,000 down payment was placed into an escrow account and to the extent necessary was used to pay Cogility’s liabilities, including liabilities that were secured by Cogility’s assets or its capital stock.

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Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Exhibit No. 10.25**	Exhibit Description Stock Purchase Agreement dated January 12, 2013
10.26	Amendment No. 1 Stock Purchase Agreement

**Filed with Form 8-K in January 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACQUIRED SALES CORP

/s/ Gerard M. Jacobs
Gerard M. Jacobs
Chief Executive Officer

Dated:  February 12, 2013

2

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On February 11, 2013, Acquired Sales Corp. (“Acquired Sales”) closed the sale of all of the capital stock of its subsidiary, Cogility Software Corporation (“Cogility”), to Drumright Group, LLC in exchange for $3,675,000 in cash, $300,000 in cash that was placed in a trust account for settlement of any potential claims, a $2,700,000 receivable and a $300,000 contingent receivable. The $2,700,000 is receivable $1,200,000 on August 11, 2013 and $1,500,000 on February 11, 2014. Acquired Sales was required to use the $3,675,000 down payment, to the extent necessary, to pay all of Cogility’s liabilities, including liabilities that were secured by Cogility’s assets or capital stock. Cogility is in the process of signing a material contract with a contractor to the U.S. Government. The $300,000 contingent receivable is due on August 11, 2013; however, to the extent that funding of the material contract is delayed beyond March 1, 2013, the contingent receivable will be reduced by $100,000 per month of delay up to a maximum reduction of $300,000.

The following unaudited pro forma financial information includes adjustments to the historical consolidated financial statements of Acquired Sales Corp. and subsidiaries that give effect to events that are directly attributable to the transaction and factually supportable. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 has been prepared to present the effects on the historical consolidated financial position of Acquired Sales Corp. and subsidiaries as though the sale of Cogility and the payment of the liabilities had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 have been prepared to present the effects on the historical results of operations of Acquired Sales Corp. and subsidiaries as though the sale of Cogility had occurred at the beginning of each of those periods.

Pro forma financial information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements by illustrating the scope of the change in the historical financial position and results of operations. The pro forma adjustments made to the historical financial information give effect to events that are directly attributable to the sale of Cogility and that are expected to have a continuing impact.

The unaudited pro forma condensed consolidated financial statements set forth below are not factual and there can be no assurance that the actual results of operations would not have differed significantly from those set forth below or that the impact of the sale of Cogility in the future will not differ significantly from those presented below. Accordingly, the unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the sale of Cogility occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers of this pro forma financial information are cautioned not to place undue reliance on such information and no one makes any representation regarding the information set forth below or what the ultimate performance of Acquired Sales will be in comparison to it.

The unaudited pro forma condensed consolidated financial statements do not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2012
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets
Cash	$110,227	(a)	$3,604,796
		(b)	(3,252,863)	$462,160
Restricted cash	-	(a)	300,000	300,000
Accounts receivable	257,884		-	257,884
Receivable from sale of operating subsidiary	-	(a)	2,700,000	2,700,000
Prepaid expenses	44,022			44,022
Total Current Assets	412,133		3,351,933	3,764,066
Property and Equipment, net	31,561	(a)	(30,045)	1,516
Intangible Assets	413,549		-	413,549
Deposits	5,400	(a)	(500)	4,900
Total Assets	$862,643		$3,321,388	$4,184,031
LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities
Trade accounts payable	$370,224	(b)	$(351,759)	$18,465
Accrued liabilities	121,711	(b)	(116,911)
		(c)	(4,800)	-
Billings in excess of costs on uncompleted contracts	251,357		-	251,357
Unearned revenue	4,045	(c)	(4,045)	-
Accrued compensation	695,317	(b)	(673,623)	21,694
Notes payable, current portion	130,070	(b)	(130,070)	-
Notes payable - related parties, current portion	1,348,000	(b)	(1,085,500)
		(d)	(262,500)	-
Total Current Liabilities	2,920,724		(2,629,208)	291,516
Long-Term Liabilities
Notes payable - related parties	340,745	(b)	(340,745)	-
Notes payable	475,468	(b)	(475,468)	-
Total Long-Term Liabilities	816,213		(816,213)	-
Shareholders' Deficit
Preferred stock	-			-
Common Stock, $0.001 par value 100,000,000 shares				-
authorized; 2,963,444 shares outstanding, pro forma	2,878	(d)	86	2,964
Additional paid-in capital	8,062,353	(d)	271,957	8,334,310
Accumulated deficit	(10,939,525)	(a)	6,574,251
		(b)	(78,787)
		(c)	8,845
		(d)	(9,543)	(4,444,759)
Total Shareholders' Deficit	(2,874,294)		6,766,809	3,892,515
Total Liabilities and Shareholders' Deficit	$862,643		$3,321,388	$4,184,031

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

		Pro Forma		Pro Forma
	Historical	Adjustments		Results
Consulting services revenue	$2,128,146	(a)	$(1,877,746)	$250,400
Maintenance and support revenue	55,161	(a)	(55,161)	-
Total Revenue	2,183,307		(1,932,907)	250,400
Cost of services	1,288,428	(a)	(933,290)	355,138
Gross Profit (Loss)	894,879		(999,617)	(104,738)
Selling, general and administrative
expenses	2,274,274	(a)	(1,366,296)	907,978
Loss from Operations	(1,379,395)		366,679	(1,012,716)
Loss from extinguishment of debt	(99,820)	(b)	(78,787)
		(d)	(9,543)	(188,150)
Interest expense	(323,473)			(323,473)
Loss Before Income Taxes	(1,802,688)		278,349	(1,524,339)
Provision for income taxes	800	(a)	(800)	-
Loss from Continuing Operations	$(1,803,488)		$279,149	$(1,524,339)
Basic and Diluted Loss per Share				-
from Continuing Operations	$(0.65)			$(0.53)
Basic and Diluted Weighted-Average
Shares Outstanding	2,772,340			2,857,888

ACQUIRED SALES CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

		Pro Forma		Pro Forma
	Historical	Adjustments		Results
Consulting services revenue	$390,995	(a)	$(390,995)	$-
Maintenance and support revenue	69,501	(a)	(69,501)	-
Total Revenue	460,496		(460,496)	-
Cost of services	192,503	(a)	(192,503)	-
Gross Profit (Loss)	267,993		(267,993)	-
Selling, general and administrative				-
expenses	4,504,309	(a)	(4,296,064)	208,245
Loss from Operations	(4,236,316)		4,028,071	(208,245)
Loss from extinguishment of debt	-	(b)	(78,787)
		(d)	(9,543)	(88,330)
Interest expense	(63,232)	(a)	63,232	-
Loss Before Income Taxes	(4,299,548)		4,002,973	(296,575)
Provision for income taxes	800	(a)	(800)	-
Loss from Continuing Operations	$(4,300,348)		$4,003,773	$(296,575)
Basic and Diluted Loss per Share				-
from Continuing Operations	$(1.86)			$(0.12)
Basic and Diluted Weighted-Average
Shares Outstanding	2,306,710			2,392,258

ACQUIRED SALES CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On January 12, 2013, Acquired Sales Corp. (“Acquired Sales”) entered into an agreement with Drumright Group, LLC (“Drumright”) that was closed on February 11, 2013, wherein Acquired Sales sold 100% of the capital stock of its subsidiary, Cogility Software Corporation (“Cogility”) to Drumright in exchange for $3,675,000 in cash, $300,000 in cash that was placed in a trust account for settlement of any potential claims, a $2,700,000 receivable and a $300,000 contingent receivable. The $2,700,000 is receivable $1,200,000 on August 11, 2013 and $1,500,000 on February 11, 2014. Cogility is in the process of signing a material contract with a contractor to the U.S. Government. The $300,000 contingent receivable is due on August 11, 2013; however, to the extent that funding of the material contract is delayed beyond March 1, 2013, the contingent receivable will be reduced by $100,000 per month of delay up to a maximum reduction of $300,000. Acquired Sales was responsible for all costs and expenses and retained all accounts receivable relating to work performed by Cogility on revenue contracts through January 31, 2013, with those costs, expenses and revenue transitioning to Drumright thereafter. Acquired Sales retained a contract to create “legal analytics” software.

(a)
Interest was not imputed on the receivable due to its short term. The following is a summary of the proceeds from the sale, the carrying amount of the Cogility’s assets sold at September 30, 2012 and the gain on the sale that would have been recognized had the sale occurred on September 30, 2012:

Proceeds:
Cash	$3,675,000
Restricted cash	300,000
Receivable	2,700,000
Total proceeds from sale	6,675,000
Carrying amount of assets sold:
Cash	70,204
Property and equipment	30,045
Deposit	500
Total carrying amount of assets sold	100,749
Gain on Sale	$6,574,251

The historical results of Cogility’s operations have been reclassified to discontinued operations. Interest expense and loss on extinguishment of debt are a consolidated cost of financing and have not been reclassified to discontinued operations.

(b)
Under the terms of the agreement, Acquired Sales was required to transfer Cogility to Drumright without any liabilities. To accomplish this requirement, $3,675,000 of the down payment was placed into an escrow account and to the extent necessary was used to pay Cogility’s liabilities, including liabilities that were secured by Cogility’s assets or its capital stock. In addition, Acquired Sales was required to place $300,000 of the down payment into a trust account as a reserve against certain potential future claims against Cogility.

If the sale had occurred on September 30, 2012, Acquired Sales would have recognized a $78,787 loss on extinguishment of debt as a result of paying $520,000 of notes payable to third parties and $375,000 of notes payable to related parties that were carried at a discount from their face values. The liabilities that would have been paid at September 30, 2012 were as follows:

Trade accounts payable	$351,759
Accrued liabilities	116,911
Accrued compensation	673,623
Notes payable	650,070
Notes payable - related parties	1,460,500
Total Liabilities Paid	$3,252,863

(c)	At September 30, 2012, Cogility had $8,845 of customer deposits and unearned revenue that would have been recognized as revenue and reclassified to discontinued operations.

(d)
At September 30, 2012, Acquired Sales had notes payable to a significant shareholder, affiliated with an officer of Acquired Sales for $525,000. The notes were unsecured, non-interest bearing and due upon demand. Acquired Sales had entered into an agreement with the significant shareholder that, at such time as Acquired Sales was financially able to do so and at the reasonable discretion of the chief executive officer of Acquired Sales, the notes payable held by the significant shareholder would be extinguished in full by the payment of $262,500 in cash and the issuance of 85,548 shares common stock. The cash payment was included in the payments described in Note (b) above. Based on the fair value of Acquired Sales’ common stock on the date of the agreement of $3.18 per share, the significant shareholder received a beneficial conversion feature in connection with the agreement. On February 11, 2013, Acquired Sales converted $262,500 of the notes into 85,548 shares of common stock valued at $272,042, or $3.18 per share. Acquired Sales recognized a $9,543 loss on the extinguishment of the notes payable.

(e)	Pro forma basic and diluted loss per share from continuing operations were computed as follows:

	For the Nine	For the
	Months Ended	Ended
	September 30,	December 31,
	2012	2011
Pro forma loss from continuing operations	$(1,524,339)	$(296,575)
Historical basic and diluted weighted-average shares outstanding	2,772,340	2,306,710
Shares issued upon conversion of notes payable to related party	85,548	85,548
Pro forma basic and diluted weighted-average shares outstanding	2,857,888	2,392,258
Basic and diluted loss per share from continuing operations	$(0.53)	$(0.12)